Sub-Adviser	J.P. Morgan Investment Management
Fund Name	PFI SmallCap Value Fund I
Issuer	"Bright Horizons Family Solutions, Inc."
Date of Purchase	01/25/2013
Underwriter From Whom Purchased	Goldman Sachs and Company
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Chase
 Purchase Price 	$22.00
Aggregate % of Issue Purchased by the Firm	0.59%
" Commission, Spread or Profit "	$1.49
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment Management
Fund Name	PFI SmallCap Value Fund I
Issuer	Boise Cascade Company
Date of Purchase	02/05/2013
Underwriter From Whom Purchased	BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Chase
 Purchase Price 	$21.00
Aggregate % of Issue Purchased by the Firm	1.31%
" Commission, Spread or Profit "	$1.42
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment Management
Fund Name	PFI SmallCap Value Fund I
Issuer	"Model N, Inc."
Date of Purchase	03/20/2013
Underwriter From Whom Purchased	Deutsche Bank Securities
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Chase
 Purchase Price 	$15.50
Aggregate % of Issue Purchased by the Firm	4.96%
" Commission, Spread or Profit "	$1.09
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	J.P. Morgan Investment Management
Fund Name	PFI SmallCap Value Fund I
Issuer	Graphic Packing Holding Company
Date of Purchase	03/22/2013
Underwriter From Whom Purchased	Goldman Sachs and Company
Affiliated/Principal Underwriter of Syndicate	J.P. Morgan Chase
 Purchase Price 	$7.00
Aggregate % of Issue Purchased by the Firm	1.35%
" Commission, Spread or Profit "	$0.28
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	Morgan Stanley Investment Management
Fund Name	PVC Asset Allocation Account
Issuer	General Electric Capital Corp.
Date of Purchase	01/03/2013
Underwriter From Whom Purchased	BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate	Morgan Stanley
 Purchase Price 	$99.81
Aggregate % of Issue Purchased by the Firm	0.25%
" Commission, Spread or Profit "	0.43%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	Morgan Stanley Investment Management
Fund Name	PVC Asset Allocation Account
Issuer	Conagra Foods
Date of Purchase	01/15/2013
Underwriter From Whom Purchased	BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate	Mitsubishi UFJ Securities
 Purchase Price 	$99.75
Aggregate % of Issue Purchased by the Firm	0.98%
" Commission, Spread or Profit "	0.65%
Fair & Reasonable Commission (Y/N) (1)	Y

Sub-Adviser	Morgan Stanley Investment Management
Fund Name	PVC Asset Allocation Account
Issuer	Zoetis
Date of Purchase	01/16/2013
Underwriter From Whom Purchased	Barclays Capital Inc.
Affiliated/Principal Underwriter of Syndicate	Morgan Stanley
 Purchase Price 	$99.89
Aggregate % of Issue Purchased by the Firm	0.52%
" Commission, Spread or Profit "	0.65%
Fair & Reasonable Commission (Y/N) (1)	Y